CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES [Text Block]

NOTE 16:- CONTINGENT LIABILITIES, GUARANTEES, COMMITMENTS AND CHARGES

Legal proceedings:

a. On November 3, 2016, a motion was filed for approval of a class action against Focus and seven other Israeli cannabis growers (collectively, the "Growers"), for: (1) alleged use of chemical pesticides in the cannabis growing process, in contradiction to the Plant Protection Regulations (Compliance with Packaging Label Instructions) (the "Label Regulations") and to the Protection of Public Health Regulations (Food) (Residues of Pesticides) (the "Residues Regulations"), and the misleading of their customers, thus violating the Consumer Protection Law (hereafter: the "usage of pesticides claim"); (2) selling cannabis product with lower concentration of active ingredients than publicized; and (3) marketing products in defective packaging - allegedly causing violation of autonomy and unjust enrichment. The personal suit sum for every class member stands at NIS 5,000 ($2). On January 4, 2021, the Court denied the motion, determining that the applicants had not proved an evidentiary basis for their motion.

b. On August 19, 2019, a motion was filed for approval of a class action (the "Motion") against 17 companies (the "Companies") operating in the field of medical cannabis in Israel, including Focus. The applicant's argument is that the Companies did not accurately mark the concentration of active ingredients in their products. The personal suit sum for every class member stands at NIS 15,585 ($5,900) and the total amount of the class action suit is estimated at NIS 686 thousands ($261,000). On September 2, 2020, the Companies submitted their response to the Motion. The Companies argue in their response that the threshold conditions for approval of a class action were not met, since there is no reasonable possibility that the causes of action in the Motion will be decided in favor of the class group. On July 3, 2020, the applicant submitted his response to the Companies' response. Prehearing is set for July 14, 2021.

At this preliminary stage, Focus' management believes, based on the opinion of its legal counsel, that it is not possible to assess the prospects of the proceeding. Therefore, no provision has been recorded in respect thereof.

c. On October 6, 2019, Focus received a decision regarding a petition that was filed against the MOH, concerning the new regulatory framework of the cannabis market and demanding that the court resolve as follows:

— that the MOH immediately suspend the implementation of the new regulation that harms, disproportionally, the medical cannabis patients;

— that the implementation of the new regulation, as is, would cause violation of constitutional rights of the medical cannabis patients; and

— that the MOH amends the flaws of the new regulation, prior to becoming effective, and to establish new regulations regarding labeling and use of pesticides.

According to the decision, Focus was attached to the proceedings and filed its response on November 12, 2019. On March 8, 2020, the court decided to extend the validity of the interim injunction, so that the medical cannabis use licenses, which were extended under the decision, would continue to be valid until May 15, 2020, or 10 days after the date the MOH comes to a conclusion regarding the price control of medical cannabis products, whichever comes first, subject to another court decision.

The court also decided that if a further extension of the period of the interim injunction is granted beyond May 15, 2020, to the extent required, it would be subject to medical surveillance by the attending physician, that his details of which were included in the patient's existing use license.

On October 29, 2020, the respondents represented by the State Attorney's Office filed an update notice stating that the Appeals Committee unanimously decided against imposing price controls on medical cannabis products and that the Prices Committee would hold a follow-up hearing in four months. The respondents also requested to update the Court again in two months. On November 25, 2020, the petitioner submitted their response to the respondents' updating. On March 25, 2021, the respondents represented by the State Attorney's Office filed an updating notice stating that the Prices Committee had come to a decision against imposing price controls on medical cannabis products.

However, the Prices Committee announced that it will issue an RFI to the corporations engaged in the medical cannabis market and assess the market every six months. Following the aforementioned, the respondents represented by the State Attorney's Office believe that the appeal should be rejected and the interim injunction should be canceled.

Therefore, and given the update submitted March 25, 2021, Focus' management believes, based on the opinion of its legal counsel, that it is not possible to assess the outcome of the proceeding. Therefore, no provision has been recorded in respect thereof.

d. On October 30, 2019, Focus was served with a motion for approval of a class action against it, the Medical Cannabis Unit of the IMCA, and five other companies related to the cannabis market in Israel. The motion was filed in connection to a stopping of supplies of medical cannabis by way of direct supply. The legal causes alleged in the motion are the following: discrimination in violation of the Equal Rights for Persons with Disabilities Act, 1988 and a restrictive arrangement contrary to the Economic Competition Law, 1988. The motion argues that the class action group incurred damages in the amount of NIS 656 million ($250,000). On November 2, 2021 Focus submitted a request to withdraw the motion and on March 14, 2021, the court denied the motion.